Consolidated Statements of Operations and Comprehensive Loss - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2023	Dec. 31, 2022	Dec. 31, 2021
Operating Expenses
Research and Development	$ (8,113)	$ (12,955)	$ (13,208)
Operating expenses	(9,871)	(1,631)	(13,311)
Realization bonus			(855)
Total operating expenses	(17,984)	(14,586)	(27,374)
Loss from operations	(17,984)	(14,586)	(27,374)
Other income/(expense):
Finance (expense)/ income	1,144	(7)	(176)
FV Loss on Investment	(402)	(869)
Other income/(losses)		65	893
Total other income/(expense)	742	(811)	717
Loss from operations before income taxes	(17,242)	(15,397)	(26,657)
Income tax (expense)/credit	(449)		3,240
Loss for the year	(17,691)	(15,397)	(23,417)
Gain/(Loss) on currency translation	1,492	(3,582)	(4,478)
Comprehensive loss	$ (16,199)	$ (18,979)	$ (27,895)
Basic loss per share attributable to common shareholders (in Dollars per share)	$ (0.17)	$ (0.15)	$ (0.24)